UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 29, 2026

CARTESIAN THERAPEUTICS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-37798	26-1622110
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7495 New Horizon Way, Frederick, MD 21703
(Address of principal executive offices)(Zip Code)

(301) 348-8698
Registrant’s telephone number, including area code

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock (Par Value $0.0001)	RNAC	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure.
On September 29, 2026, Cartesian Therapeutics, Inc. (the “Company”) issued a press release announcing additional retreatment data from the Company’s Phase 2 trial of Descartes-08 in patients with myasthenia gravis (“MG”). A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.
The information in Item 7.01 of this Form 8-K, including Exhibit 99.1 attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing. The Company undertakes no obligation to update, supplement or amend the materials attached hereto as Exhibit 99.1, except as required by law.
Item 8.01 Other Events.
On September 29, 2026, the Company announced additional retreatment data from the Company’s Phase 2 trial of Descartes-08 in patients with MG. The data consisted of observations from five participants who experienced recurrence of MG symptoms (as measured by Myasthenia Gravis Activities of Daily Living (“MG-ADL”) ≥6) following 12-month follow-up from the initial course of Descartes-08 treatment in the Phase 2 trial. Key observations included:
Efficacy
•Patients retreated at a median of 16.6 months following completion of initial treatment course experienced greater improvement in MG symptoms compared to initial course of treatment; mean decrease in MG-ADL scores were sustained through 12 months following retreatment
◦Retreated patients observed an average MG-ADL reduction of 6.6 (±4.2) points from baseline at Month 12.
◦Retreated patients observed an average Myasthenia Gravis Composite (“MGC”) reduction of 15 (±6.2) points from baseline at Month 12.
◦All retreated patients experienced a clinically meaningful reduction across MGC (≥3-point reduction) and MG-ADL scores (≥2-point reduction), and four patients maintained the clinically meaningful MG-ADL reduction through Month 12 following retreatment.
Safety
•Consistent safety data observed to date supports potential retreatment of Descartes-08 following recurrence of MG symptoms, as clinical benefit was observed with no new safety concerns
◦Descartes-08 was observed to be generally well-tolerated through Month 12 following retreatment, and adverse events were transient and mild. No serious adverse events were reported during retreatment. Notably, there were no cases of cytokine release syndrome, immune effector cell-associated neurotoxicity syndrome, cytopenias, or hypogammaglobulinemia.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Exhibit Description

99.1	Press release of Cartesian Therapeutics, Inc. issued on September 29, 2026.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CARTESIAN THERAPEUTICS, INC.

Date: September 29, 2026	By:	/s/ Carsten Brunn, Ph.D.
Carsten Brunn, Ph.D.
President, Chief Executive Officer and Chairman of the Board